SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): September 4, 1996

                                FIRST ALERT, INC.

        (Exact name of registrant as specified in its charter)


        Delaware                       0-23630                    04-3157075
    (State or other                (Commission File              (IRS Employer
    jurisdiction of Number)        Identification No.)
    organization)

              3901 Liberty Street Road, Aurora, Illinois 60504-8122
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (708) 851-7330

                                      N/A
          (Former name or former address, if changed since last report)

                         Exhibit Index located at Page 2

Items 1, 3 through 6 and 8 are not included because they are not applicable.

Item 2.           Acquisition or Disposition of Assets.

         On September 4, 1996, registrant's wholly-owned subsidiary, BRK Brands, Inc. entered into Amendment No. 2 to Credit Agreement and Waiver (the "Second Amendment"). The Second Amendment effected certain amendments and waivers to the Credit Agreement among BRK Brands, Inc., The First National Bank of Chicago, individually, as LC issuer and agent ("Agent") and the other lenders named therein dated as of March 28, 1994, including an increase in the amount available to be borrowed from $70,000,000 to $85,000,000. As part of the Second Amendment, BRK Brands, Inc. granted a security interest to the Agent on behalf of the lenders in all of its assets. In addition, registrant pledged the stock of its two wholly-owned subsidiaries, BRK Brands, Inc. and THL-FA IP Corp., to secure the obligations of registrant under a guaranty of the obligations of BRK Brands, Inc. to the lenders under the Credit Agreement. Similarly, Electronica BRK de Mexico, S.A. de C.V., a wholly owned subsidiary of BRK Brands, Inc., agreed to pledge all of its assets to secure repayment of advances under the Credit Agreement.

Item 7.           Financial Statements and Exhibits.

                  (a)      Financial Statements - Not Applicable

                  (b)      Pro Forma Financial Information - Not Applicable

                  (c) Exhibits (executed copies) - The following execution copies of Exhibits to this Form 8-K are hereby filed:


Exhibit                Exhibit                                 Sequentially
Number                                                         Numbered
                                                               Page
 2.1                 Amendment No. 2 to Credit                 5
                     Agreement and Waiver dated
                     as of September 3, 1996 by
                     and among BRK Brands,
                     Inc., The First National Bank
                     of Chicago, individually, as
                     LC Issuer and as agent, and
                     the other financial institutions
                     signatory thereto

In accordance with Item 601(b) (2) of Regulation S-K, the Schedules, Exhibits and other documents referred to in the Second Amendment have not been filed as part of the Exhibits to this Current Report on Form 8-K. The registrant agrees to furnish supplementally a copy of such documents to the Commission upon request.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             FIRST ALERT, INC.

                                             /s/Michael Rohl
September 13, 1996                           By:  Michael Rohl
                                             Vice President and
                                             Chief Financial Officer